Exhibit 10.3

SECURITY AGREEMENT

dated 28 February 2011

between

THINK HOLDINGS AS
THINK GLOBAL AS

as Pledgors

and

ENER1, INC.
as Pledgee

In relation to:

accounts receivables claims

bank accounts

intercompany loans

inventory

machinery and equipment

real property

TABLE OF CONTENTS

1.	DEFINITIONS	4

2.	PLEDGE	7

3.	PRIORITY	7

4.	PERFECTION OF SECURITY	7

5.	REPRESENTATIONS AND WARRANTIES	8

6.	SURVIVAL OF THE PLEDGORS’ LIABILITY	8

7.	COVENANTS OF THE PLEDGORS	8

8.	COMPOSITION OF THE SECURITY ASSETS ETC.	9

9.	CONTINUING SECURITY	10

10.	ENFORCEMENT	10

11.	PRIORITY OF DOCUMENTS	11

12.	ASSIGNMENT	11

13.	RELEASE OF SECURITY	11

14.	DELEGATION	11

15.	THE NORWEGIAN FINANCIAL CONTRACTS ACT	12

16.	LIMITATIONS	12

17.	FURTHER ASSURANCES AND POWER OF ATTORNEY	12

18.	MISCELLANEOUS	13

19.	INVALIDITY	13

20.	SET-OFF	13

21.	CURRENCY	14

22.	NOTICES	14

23.	GOVERNING LAW AND JURISDICTION	14

24.	COUNTERPARTS	15

SCHEDULES

1.	Form of notice of pledge

2.	List of Bank Accounts

3.	List of Intercompany Loans

4.	Form of Factoring Agreement (pledge of accounts receivable)

5.	Form of Pledge of Inventory

6.	Form of Pledge of Machinery and Equipment

7.	List of real property

8.	Form of Mortgage over Real Property

This SECURITY AGREEMENT (the “Agreement”) is entered into on 28 February 2011 by and between

(I)	THINK HOLDINGS AS, a limited liability company incorporated under the laws of Norway with registered office at Rolfsbuktveien 4 F, 1364 Fornebu and enterprise no. 992 714 344,

(II)	THINK GLOBAL AS, a limited liability company incorporated under the laws of Norway with registered office at Rolfsbuktveien 4 F, 1364 Forneby and enterprise no. 989 710 796,
(the "Pledgors" or one of them a ”Pledgor”);

and

(III)	ENER1, INC., a Florida corporation,1540 Broadway, Suite 25C, New York, NY 10036 acting for itself as pledgee,

(the “Pledgee”).

WHEREAS:-

(A)
Pursuant to a revolving line of credit agreement dated 27 January 2011 (as amended, restated, modified, varied, supplemented or replaced from time to time) (the “Facility Agreement”) entered into among, inter alia,  Think Holdings AS, Think Global AS and Think North America, INC. as borrowers (the “Borrowers”), the Pledgors, the companies listed in Schedule 1 thereto as lenders (the “Lenders”), the Lenders have agreed to lend up to USD 15,000,000 (or its equivalent in Optional Currencies (as defined therein)) to the Borrower subject to the terms and conditions set out therein; and

(B)
Pursuant to the Facility Agreement, any drawings thereunder and additional financial contribution from the Pledgee are subject, inter alia, to the entering into of this Security Agreement under which the Pledgor is hereby providing security in respect of the Secured Obligations (as defined below) on the terms and conditions set out herein;

IT IS AGREED AS FOLLOWS:-

1.	DEFINITIONS

1.1	The following terms shall have the meaning ascribed to them below when used in or in connection with this Agreement:

“Accounts Receivables Claims” means the Pledgors’ accounts receivable from time to time (No.: factoring, enkle pengekrav) as defined in Section 4-10 of the Liens Act.

“Amended and Restated Security Agreement” means a State of New York Law document entered into on or about the date of this Agreement between the Pledgors, Think North American, INC. and Ener1, INC. providing security over i.e. all the assets of the Debtors belonging in the U.S.

“Bank Accounts” means the Pledgors’ bank accounts as specified in Schedule 2 to this Agreement, and any bank accounts of the Pledgors opened hereafter which is required to be pledged in accordance with Clause 7.2 (v).

“Bank Account Claims” means all sums of money which may now or in the future be deposited from time to time, together with all interest thereon, on the Bank Accounts.

“Bank Account Pledge” means the Pledgors’ pledge of their Bank Accounts and Bank Account Claims granted in favour of the Pledgee.

“Debtors” has the meaning given to that term in the Facility Agreement.

“Default Notice” means a notice of intention to enforce served by the Pledgee following the occurrence of an Event of Default which is continuing.

“Enforcement Act” means the Norwegian Enforcement Act of 26 June 1992 no. 86 (No: tvangsfullbyrdelsesloven).

“Enforcement Event” means any Event of Default for which a Default Notice has been sent to the Borrowers.

“Event of Default” has the meaning given to it in the Facility Agreement.

“Factoring Agreement” means the Pledgors’ pledge of their Accounts Receivable Claims granted in favour of the Pledgee, in the form shown in Schedule 4 (Form of Factoring Agreement) hereto.

“Financial Contracts Act” means the Norwegian Contract Act of 25 June 1999 No. 46 (No: finansavtaleloven).

“Finance Document” means this Agreement, the Facility Agreement, the Bank Account Pledge, the Factoring Agreement, the Intercompany Loans Pledge, the Inventory Pledge, the Machinery and Equipment Pledge, the Mortgages, the Share Pledge, the Amended and Restated Security Agreement and any other agreement entered into or security instrument issued in connection with the Facility Agreement.

“Intercompany Loans” means (i) the Pledgors’ monetary claims listed in Schedule 3 hereto, and (ii) any other monetary claim now or hereinafter arising under any intercompany loan granted by the Pledgors (in their capacity as lender) to any group company (in its capacity as borrower) which is required to be pledged in accordance with Clause 7.2 (iv), and (iii) all the Pledgors’ present and future intra-group receivables pursuant to the Liens Act Section 4-4.

“Intercompany Loans Pledge” means the Pledgors’ pledge of Intercompany Loans claims granted in favour of the Pledgee.

“Inventory” means vehicles, raw materials, unfinished and finished goods and merchandise, and all such other goods as described in and that are comprised by the Liens Act section 3-11.

“Inventory Pledge” means the Pledgors’ pledge of their Inventory granted in favour of the Pledgee, in the form shown in Schedule 5 (Form of Pledge of Inventory) hereto.

“Liens Act” means the Norwegian Liens Act of 8 February 1980 no. 2 (No: panteloven).

“Limited Companies Act” means the Norwegian Private Limited Liability Companies Act of 13 June 1997 no 44 (No: aksjeloven).

“Machinery and Equipment“ means machinery, implements, tools, furnishings and other equipment, and such intellectual property rights as described in and all such other rights and assets that are comprised by the Liens Act section 3-4.

“Machinery and Equipment Pledge“ means the Pledgors’ pledge over their Machinery and Equipment granted in favour of the Pledgee, in the form shown in Schedule 6 (Form of Pledge of Machinery and Equipment) hereto.

“Mortgage(s)” means the Pledgors’ mortgage(s) over their Real Property granted in favour of the Pledgee, in the form shown in Schedule 8 (Form of Mortgage over Real Property) hereto.

”Pledge” means the security interest created under Clause 2 (Pledge) in favour of the Pledgee.

“Real Property” means the Pledgors’ real property listed in Schedule 7 (List of Real Property).

”Secured Obligations” means (i) all present and future obligations and liabilities (whether actual, contingent or limited or whether owed jointly or severally or in any other capacity whatsoever) of the Debtors to the Pledgee under the Finance Documents, and (ii) all other amounts owed by the Debtors to the Pledgee (including, without limitation, trade payables and other items of indebtedness).

“Security Assets” means all the present and future (i) Accounts Receivables Claims, (ii) the Bank Accounts Claims, (iii) the Inventory, (iv) the Machinery and Equipment, (v) the Intercompany Loans and the Real Property.

“Security Period” means the period starting on the date of this Agreement and ending on the date when the Secured Obligations have been unconditionally and irrevocably paid and discharged in full and any lender or provider of other financial services under any of the  Finance Documents has no obligation to make further advances or financial services to any Obligor or third parties under the  Finance Documents.

“Share Pledge” means the Pledgors pledge of their shares in Think Global AS as further described in a separate pledge agreement entered into on or about the date of this Agreement.

1.2	Capitalised terms used in this Agreement shall, save as expressly defined herein, have the same meanings as when used in the Facility Agreement.

1.3	Save where the contrary intention appears, a reference in this Agreement to:

(i)	A Clause or a Schedule is a reference to a clause of, or a schedule to, this Agreement;
(ii)	a statute or any provision thereof shall refer also to that statute or provision as amended, substituted or re-enacted;

(iii)	a party to this Agreement includes any such party’s successors in title and permitted transferees and assigns;

(iv)
an agreement or document or other instrument (including any Finance Document) is a reference to such agreement, document or other instrument (including any Finance Document), as amended, restated, modified, varied, novated, supplemented or replaced and shall include all appendices and other attachments thereto; and

(v)	any person or entity shall include any successor, assignee or transferee of such person or entity;

(vi)	the index to and headings in this Agreement are for ease of reference only;

(vii)	an “asset” includes present and future properties, revenues and rights of every description; and

(viii)
a “person” includes any person, firm, company, corporation, government, state or agency or any association, trust or partnership (whether or not having separate legal personality) or two or more of the foregoing.

2.	PLEDGE

2.1
As security for the due and correct fulfilment of the Secured Obligations, the Pledgors hereby irrevocably and unconditionally, on the terms and conditions set out herein mortgage and pledge all the Security Assets to the Pledgee.

2.2
For the purpose of the Financial Contracts Act section 61, the amount secured under this Agreement shall be limited to USD 19,000,000 plus interest, default interest, commissions, fees, costs and expenses, and otherwise as set out in the registration forms shown in Schedules 4, 5 and 6 and 8.

2.3	The security created by this Agreement shall be a continuing security and remain in full force and effect from the date hereof and during the whole Security Period.

3.	priority

The security created under Clause 2 (Pledge) above shall rank with first priority.

4.	PERFECTION OF SECURITY

4.1
The Pledgors shall promptly after having signed this Agreement and before the beginning of the Draw Period perfect the security interest over the respective Security Assets in the manner as set forth below:

(i)
the Pledgors shall promptly complete and duly execute the Factoring Agreement, the Inventory Pledge and the Machinery and Equipment Pledge, each in the face amount of USD 19,000,000, which forms shall promptly be filed by the Pledgors for registration with the Norwegian Register of Movable Property (Løsøreregisteret);

(ii)
the Pledgors shall promptly complete and duly execute the Mortgage(s), each in the face amount of USD 19,000,000, which form(s) shall promptly be filed by the Pledgors for registration with the Norwegian Land Register (Statens Kartverk);

(iii)
the Pledgors shall promptly give notice of this Agreement to the relevant banks and/or other third party debtors in respect of the Bank Account Claims and the Intercompany Loans in the form of Schedule 1 A and 1 B hereto respectively and use all reasonable efforts to procure that such banks and/or other third party debtors as soon as possible deliver an acknowledgement to the Pledgee in the form set out in Schedule 1 A and 1 B respectively. Notwithstanding the above, the Pledgors undertake to ensure that any intra group debtor in respect of any Intercompany Loan promptly delivers  an acknowledgement in the form set out in Schedule 1 B hereof; and

(iv)
do all such other acts and things as are necessary, or as the Pledgee may require, ensuring that the security interest over each Security Asset specified herein be perfected (other than as otherwise specified herein).

5.	REPRESENTATIONS AND WARRANTIES

5.1	Each Pledgor represents and warrants to the Pledgee that:

(i)	the Pledgor is the sole legal and beneficial owner of the Security Assets pledged by the Pledgor; and

(ii)
the Security Assets are free from any charge, lien, encumbrance and other security  interest, any option or pre-emption right and any restriction (including, without limitation restrictions referred to in section 1-3 (2) of the Liens Act) of any kind, other than created under this Pledge.

6.	survival of the Pledgors’ liability

6.1
The Obligations of the Pledgors under this Agreement will not be affected by any act, omission or thing which, but for this provision, would reduce, release or prejudice any of their obligations under this Agreement (whether or not known to it or any other person), including:

(i)	any time or waiver granted to, or composition with, any other person;

(ii)
the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over any asset of any other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(iii)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any person;

(iv)	any amendment (however fundamental) or replacement of the Facility Agreement, this Agreement, any other Finance Document or any other document or Security;

(v)	any unenforceability, illegality or invalidity of any obligation of any person under the Facility Agreement, this Agreement, any other Finance Document, or any other document or Security; or

(vi)	any insolvency or similar proceedings.

7.	COVENANTS OF THE PLEDGORS

7.1
In addition to and without prejudice to anything else contained in the Finance Documents, the Pledgors undertake not to do or cause or permit to be done anything which will, or could be reasonably expected to adversely affect the security or the rights of the Pledgee hereunder, the value thereof or the rights of the Pledgee hereunder, or cause an Event of Default to occur, or which is in any way inconsistent with or depreciates, jeopardises or otherwise prejudices the Security Assets, the security or the rights of the Pledgee under the Finance Documents, and, further, to take such action as shall from time to time be necessary to maintain the security rights of the Pledgee hereunder.

7.2
In particular (and without prejudice to the generality of Clause 7.1 above) the Pledgors covenants with the Pledgee that as from the date hereof and at any time during the Security Period it, subject to Clause 8.1 below and except to the extent otherwise permitted by the terms of the Finance Documents (and, in such case, subject to the satisfaction of all applicable conditions thereto), without the prior written consent of the Pledgee:

(i)
shall not sell, dispose of (other than as required for the operation of the Bank Accounts, collection of Accounts Receivable Claims, the Inventory, the Machinery and Equipment and the Intercompany Loan claims in the ordinary course of their business), assign, transfer, further pledge, charge or encumber in any other manner any of the Security Assets or permit to exist any encumbrance or similar security interest on them, except for the charge created by this Agreement;

(ii)
shall at their own cost, warrant and defend the rights and interest of the Pledgee conferred by this Agreement over the Security Assets against the claims and demands of all persons whomsoever, subject always, to necessary authorisations from the Pledgee;

(iii)
shall not take any steps or knowingly permit or accept any steps to be taken which would or could reasonably be expected to materially and adversely affect the interests of the Pledgee in the Security Assets under this Agreement;

(iv)
shall promptly inform the Pledgee in writing of any new intercompany loan to be made available by it, and simultaneously with the entry into by it of the relevant intercompany loan agreement grant a first ranking pledge hereunder over (including the due and prompt perfection thereof) such intercompany loan in favour of the Pledgee in respect of the Secured Obligations;

(v)
shall promptly inform the Pledgee in writing of any new bank accounts to be opened by it, and simultaneously with the opening of such bank account (other than tax deduction accounts) grant a first ranking pledge hereunder over (including the due and prompt perfection thereof) such bank account in favour of Pledgee in respect of the Secured Obligations; and

(vi)	shall promptly inform the Pledgee should the Pledgors at any time be informed that there are plans to reconstitute the legal rights to any of the Security Assets.

8.	COMPOSITION OF THE SECURITY ASSETS ETC.

8.1
The Pledgee recognises that the composition and value of the Pledgors’ Inventory, Machinery and Equipment, Accounts Receivable Claims, Intercompany Loan claims and Bank Account Claims may change from time to time in the ordinary course of business. Provided that a Default Notice has not been given, the provisions in Clause 6 (Covenants) shall not prevent the Pledgors from carrying out their general transactions affecting the said Security Assets so long as it is done in the ordinary course of business and does not adversely affect the Pledgee’ interests or so long as it is otherwise permitted in the Finance Documents. Following a Declared Default the Bank Accounts shall be blocked in favour of the Pledgee, and amounts therein and any subsequent amounts paid to any of the Bank Accounts shall be applied towards the Secured Obligations and the Pledgee may take all such other actions and do such other things to collect and/or enforce its security over the Security Assets as permitted under the Finance Documents (including this Agreement).

9.	Continuing security

9.1	The Pledgors hereby agree, accept and acknowledge:

(i)
that the security created by this Agreement in respect of the Secured Obligations shall not be affected in any way whatsoever by any guarantee, indemnity, surety or similar instrument or by any collateral or security interest provided for the Secured Obligations, or by any intermediate payment or discharge of any other such security held now or subsequently by the Pledgee; and

(ii)
when an amount has been paid by the Pledgors or any other Obligor to the Pledgee or any other person under the Finance Documents or this Agreement, but there is a risk that such payment will be voided or otherwise set aside in the course of bankruptcy proceedings or other similar proceedings, such amount shall not be considered to have been irrevocably paid for the purpose of the this Agreement.

10.	ENFORCEMENT

10.1
At any time following the occurrence of an Enforcement Event, the Pledgee may enforce all or any part of the Security Assets in accordance with the statutory procedures of enforcement set out in the Enforcement Act;

10.2
Subject to separate agreement as provided for in section 1-3 of the Enforcement Act having been entered into between the relevant parties after the occurrence of an Enforcement Event, the Pledgee may sell, assign or convert into money all or any part of the Security Assets in such manner and upon such terms (i.a. by private sale) and for such consideration (whether in cash, securities or other assets) as is then agreed.

10.3
Notwithstanding the above, any security over simple money claims created under this Agreement may following the occurrence of an Enforcement Event be enforced and collected by the Pledgee in accordance with the provisions Liens Act, including section 4-6.

10.4
In case of enforcement pursuant to clause 10.1 (i.e. in accordance with the statutory provisions of the Enforcement Act), enforcement shall be notified by the Pledgee to the Pledgors in accordance with the provisions of the Enforcement Act.

In case of enforcement pursuant to clause 10.2 or 10.3, enforcement shall be notified by the Pledgee to the Pledgors no later than simultaneously with the Pledgee exercising the rights granted to it pursuant to the said clause 10.2 and 10.3, always provided, however, that a lack or delay of such notice shall not be prejudicial to any of the rights granted to the Pledgee as aforesaid.

10.5
In case the ownership to all or any part of the Bank Account Claims are transferred to the Pledgee pursuant to any of the alternatives set out in paragraph 10.3 above, the market value of the transferred Bank Account Claims shall be set off against the Secured Obligations. The market value shall be determined pursuant to the official exchange rate of the Central Bank of Norway on the relevant transaction date, or the by valuation by (a) an independent authorised brokerage firm or (b) a reputable state authorised accounting firm, in each case as decided by the Pledgee. The Pledgee shall upon completion of the valuation notify the Pledgors of the result of the valuation. The valuation shall be binding on the Pledgors and the Pledgee. The valuation may take place after the transaction, but shall be based on the market value as of the date of the transaction.

10.6
The Pledgee may at any time after the occurrence of an Enforcement Event elect to enforce the Pledge hereby created in accordance with the provisions of the Enforcement Act instead of in accordance with the provisions of Clause 10.3 and vice versa.

10.7
All costs and expenses (including internal and external legal fees, any stamp, documentary, filing and other duties and taxes (if any)) incurred by the Pledgee in connection with the enforcement of the Security Assets created under this Agreement shall be borne by the Pledgors and the Pledgors shall indemnify and hold the Pledgee harmless in respect of such costs and expenses. All such costs and expenses shall be included in the Secured Obligations. The Pledgors shall upon demand within three Business Days pay all such costs and expenses to the Pledgee.

10.8
Any proceeds received by the Pledgee after an enforcement of the security created hereby shall be applied by the Pledgee in the following order (but without prejudice to any right of the Pledgee to collect any shortfall from the Debtors):

(a)	in payment of costs, expenses and losses incurred, and payments made, by the Pledgee;

(b)
in or towards satisfaction of the other Secured Obligations as set out in the Facility Agreement, and the Pledgee  shall be entitled to keep and hold any  surplus amount as it deems necessary as security for any amount owing (whether actual or contingent) to the Pledgee under the  Finance Documents; and

(c)	the surplus, if any, to the Pledgors or other person entitled to it.

11.	PRIORITY OF DOCUMENTS

11.1	Nothing in this Agreement shall be construed as an amendment of the Facility Agreement. If there is a conflict, the Facility Agreement shall prevail over this Agreement.

12.	ASSIGNMENT

12.1	The Pledgors may not assign or transfer any of their rights and/or obligations under this Agreement.

12.2	The Pledgee may at any time assign or transfer any of its rights and/or obligations under this Agreement in accordance with the terms of the relevant Finance Documents.

12.3
The Pledgee may at any time assign or transfer any of their rights and/or obligations under this Agreement in accordance with the terms of the relevant  Finance Document, provided that such assignment is a part of assignment (in whole or in part) of Secured Obligations.

13.	RELEASE OF SECURITY

13.1
When the Secured Obligations have been duly and irrevocably paid and discharged in full, or when this Pledge is subject to a release pursuant to any of the other  Finance Documents, the Pledgee shall promptly upon the request of the Pledgors, (i) release this Pledge, and (ii) return any outstanding power of attorney. For the avoidance of doubt, the costs and expenses of the Pledgee of such release shall be borne in full by the Pledgors, and the Pledgors shall upon demand promptly pay any amount claimed in this regard to the Pledgee.

14.	Delegation

14.1
Subject to the terms of the Facility Agreement, the Pledgee may delegate by power of attorney or in any other manner all or any of the powers, authorities and discretions which are for the time being exercisable by it under this Agreement to any person or persons upon such terms and conditions (including the power to sub-delegate) as it may think fit.

15.	THE NORWEGIAN FINANCIAL contractS ACT

15.1
If and to the extent that the Financial Contracts Act is applicable, the Pledgors hereby specifically waive their rights in respect of the Financial Contracts Act sections 62-74 which shall not apply to this Agreement.

15.2
The Pledgors confirms that they have received a copy of each of the Finance Documents and hereby accept the whole content of the Finance Documents and furthermore declare that they shall be bound by the terms and conditions therein which relates to themselves.

Each Pledgor acknowledges and agrees that:

(a)	It is familiar with the additional security created in favour of the Pledgee in respect of the obligations of the Debtors;

(b)
It has been informed by the Debtors (given by their signatures on the Facilites  Agreement) that no Event of Default has occurred as of the date of the Facility Agreement and a by the Pledgee given by its signature on this Agreement that it has no  knowledge to the contrary;

(c)
It has been informed by the Debtors (given by their signatures on the Facility Agreement) that the Security created by the Pledgors hereunder is created in respect of obligations which have been incurred prior to the creation of this Agreement;

(d)
This Agreement is in addition to and is not in any way prejudiced by any other guarantee or security interest now or subsequently held by the Pledgee as security for the Debtors’ obligations under the Finance Documents.

The information regarding additional security is included to meet the requirements of section 61 of the Financial Contracts Act, to the extent applicable, and shall not in any way prejudice the Pledgee’s right to amend or waive any security.

16.	LIMITATIONS

16.1
Notwithstanding anything to the contrary contained in this Agreement or any of the other  Finance Documents, the obligations of the Pledgors shall be limited by such mandatory provisions of law applicable to the Pledgors limiting the legal capacity or ability to of the Pledgors to grant security hereunder (including, but not limited to, the provisions of Sections 8-7 and 8-10 of the Limited Companies Act). It is understood by the Pledgors that if a limitation is no longer applicable as a mandatory provision under Norwegian law, such limitation will no longer apply to the security created hereunder. The obligations of the Pledgors shall however be interpreted so as to include as much as possible without contravening the limitations of the Limited Companies Act.

16.2
If a payment or security by the Pledgors has been made in contravention of the limitations contained in this Clause 16, the Pledgee shall not be liable for any damages in relation thereto, and the maximum amount repayable by the Pledgee as a consequence of such contravention shall be the amount received from the Pledgors and/or from the realisation of security granted by it hereunder.

17.	further assurances and Power of attorney

17.1	The Pledgors shall, at their own expense, take whatever action the Pledgee (acting reasonably) may require, for:

(i)	perfecting or protecting the security intended to be created by this Agreement over the Security Assets; and

(ii)
following a Default Notice, facilitating the realisation of the Security Assets or the exercise of any right, power or discretion exercisable by the Pledgee or any of its delegates or sub-delegates in respect of the Security Assets, subject to the provisions of the Enforcement  Act.

17.2
The Pledgors irrevocably and severally appoint the Pledgee and any person nominated for the purpose by the Pledgee (in writing and signed by an officer of the Pledgee) as its attorney (with full power of substitution and delegation) in its name and on its behalf and as its act and deed to execute, seal and deliver and otherwise perfect and do any deed, assurance, agreement, instrument, act or thing which it ought to execute and do under the terms of this Agreement, or which may be required or deemed proper in the exercise of any rights and powers conferred on the Pledgee under this Agreement to ratify and confirm all such acts and things made, done or executed by that attorney. Such power of attorney shall only be exercisable following the occurrence of an Event of Default which is continuing or if the Pledgors have failed to comply with their further assurance obligations pursuant to Clause 17.1 (Further assurances) or a perfection obligations pursuant to this Agreement.

18.	MISCELLANEOUS

18.1
The Pledge created under this Agreement shall not be affected in any way by any variation, modification, novation, transfer, assignment, extension, waiver, compromise or release of any or all of the Secured Obligations or any other  Finance Document or of any security or guarantee from time to time granted in respect thereof, or by any change in the laws, rules or regulations of any jurisdiction or by any present or future action of any governmental authority or court amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the Security Obligations or any  Finance Document.

18.2	The Pledgors agree that none of their obligations hereunder shall be subject to any counterclaim or set-off by the Pledgors of whatever nature.

18.3
The Pledgee shall not be liable for any losses or costs incurred by the Pledgors in connection with the exercise or purported exercise of any of the Pledgee’s rights, powers and discretions in good faith under this Agreement, except in case of gross negligence or wilful misconduct.

19.	Invalidity

19.1
If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect under any law or otherwise, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired in any way.

20.	set-off

20.1
The Pledgee shall have a separate right of set-off in respect of any credit balance, in any currency and on any account the Pledgors might have with the Pledgee individually (branches included) against any sum due to the Pledgee under any of the  Finance Documents.

20.2
The Pledgee will, following a set-off, without undue delay inform the Pledgors thereof, the lack or delay of which, however, shall not in any way affect or reduce the set-off rights as aforesaid or the right the Pledgee to retain any funds from the exercise of such set-off rights.

21.	Currency

21.1
All monies received or held by the Pledgee under this Pledge Agreement may be converted into any other currency which the Pledgee considers necessary to satisfy the obligations and liabilities comprised in the Secured Obligations in that other currency at the Pledgee's spot rate of exchange then prevailing for purchasing that other currency with the existing currency.

21.2
No payment to the Pledgee (whether under any judgment or court order or otherwise) shall discharge the obligation or liability of the Pledgors in respect of which it was made unless and until the Pledgee has received payment in full in the currency in which the obligation or liability was incurred.  To the extent that the amount of any such payment shall on actual conversion into that currency fall short of that obligation or liability expressed in that currency, the Pledgee shall have a further separate cause of action against the Pledgors and shall be entitled to enforce the security constituted by this Pledge Agreement to recover the amount of the shortfall.

22.	NOTICES

22.1
All notices or other communications under or in connection with this Agreement shall be in the English language and be given by letter or by telefax (and, in the case of telefax, confirmed by letter) to the relevant addresses and telefax numbers of each party as follows:

The Pledgors:	Think Holdings AS Rolfsbuktveien 4 F N-1364 Fornebu, Norway Fax.no +47 21 61 02 01 Att: CEO

Think Global AS Rolfsbuktveien 4 F N-1364 Fornebu, Norway Fax.no +47 21 61 02 01 Att: CEO

The Pledgee:	Ener1, INC. 1540 Broadway Suite 25C New York NY 10036

23.	GOVERNING LAW AND JURISDICTION

23.1	This Agreement shall be governed by and construed in accordance with Norwegian law.

23.2
Subject to Clause 23.3, the courts of Norway shall have exclusive jurisdiction over matters arising out of or in connection with this Agreement. The Parties submit to Asker and Bærum County Court as legal venue.

23.3
The submission to the jurisdiction of the courts of Norway in Clause 23.2 shall not limit the right of the Pledgee to initiate proceedings against the Pledgors in any court, which may otherwise exercise jurisdiction over the Pledgors or any of their assets.

24.	COUNTERPARTS

24.1	This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of such Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed by their authorised officers on the day and year first above written.

Think Holdings AS	Think Global AS
as Pledgor	as Pledgor

/s/ Barry L. Engle	/s/ Barry L. Engle
Name: Barry L. Engle	Name: Barry L. Engle
Title: Chief Executive Officer	Title: Chief Executive Officer

Name:	Name:
Title:	Title:

Ener1, INC.
as Pledgee

/s/ Charles Gassenheimer
Name: Charles Gassenheimer
Title: Chief Executive Officer

Name:
Title:

SCHEDULE 1 A (Think Holdings AS)

FORM OF

NOTICE OF PLEDGE OF BANK ACCOUNTS

To:	[Account Bank]

[Address]

Norway

Fax:	+ 47 [●]

Attn:	[●]

Dear Sirs,

We hereby notify you that by a Security Agreement dated __ February 2011 (the “Security Agreement”) and made in favour of Ener1, INC. as Pledgee (the “Pledgee”):

1.	we have pledged to the Pledgee all the assets from time to time standing to the credit of the bank account held by ourselves (except for the payment of tax and excise);

Bank	Account No
[name of bank] [address of bank]	[account no]
[account no]

2.	the above accounts are herein referred to as the “Bank Accounts”. The pledge includes both present and future credit balances on the Bank Accounts and all interest payable thereon;

3.	the pledge shall rank with first priority;

4.
if the Pledgee notifies you that an Enforcement Event (as defined in the Security Agreement) has occurred, the Pledgee may, in its discretion, give notice to you blocking any withdrawals by ourselves and may require payment of the balances on the Bank Accounts to the Pledgee or to an account designated by the Pledgee and may exercise such other powers granted to it in Security Agreement; and

5.	the instructions herein contained cannot be revoked or varied by us without the prior written consent of the Pledgee.

The provisions of this notice shall be governed by Norwegian law.

Please, will you kindly acknowledge receipt of this Notice of Pledge and indicate your receipt thereof by sending to the Pledgee an acknowledgement in the form attached hereto.

Place and date: [●],[●] February 2011

Think Holdings AS

By:

Name:

Title:

ANNEX

To:	[Bank]

[Dept]

[Address]

Norway

Fax:	+ 47 [●]

Attn:	[●]

[●] February 2011

Dear Sirs,

FORM OF

ACKNOWLEDGEMENT OF PLEDGE OF BANK ACCOUNTS

We refer to a letter dated [●] February 2011 from Think Holdings AS to ourselves notifying us of the pledge specified therein.

We confirm that:

1.	we acknowledge the terms of the said Notice of Pledge of Bank Accounts;

2.	the pledge of the Bank Accounts, currently comprising the following accounts;

Bank	Account No
[name of bank] [address of bank]	[account no]
[account no]

has been duly registered on such accounts;

3.	we are not aware of any other assignment of, or pledge over, the Bank Accounts; and

4.	we waive any liens or other security interest with regard to the Bank Accounts.

Yours faithfully

[NAME OF ACCOUNT BANK]

By:

Name:

Title:

SCHEDULE 1 A (Think Global AS)

FORM OF

NOTICE OF PLEDGE OF BANK ACCOUNTS

To:	[Account Bank]

[Address]

Norway

Fax:	+ 47 [●]

Attn:	[●]

Dear Sirs,

We hereby notify you that by a Security Agreement dated __ February 2011 (the “Security Agreement”) and made in favour of Ener1, INC. as Pledgee (the “Pledgee”):

1.	we have pledged to the Pledgee all the assets from time to time standing to the credit of the bank account held by ourselves (except for the payment of tax and excise);

Bank	Account No
[name of bank] [address of bank]	[account no]
[account no]

2.	the above accounts are herein referred to as the “Bank Accounts”. The pledge includes both present and future credit balances on the Bank Accounts and all interest payable thereon;

3.	the pledge shall rank with first priority;

4.
if the Pledgee notifies you that an Enforcement Event (as defined in the Security Agreement) has occurred, the Pledgee may, in its discretion, give notice to you blocking any withdrawals by ourselves and may require payment of the balances on the Bank Accounts to the Pledgee or to an account designated by the Pledgee and may exercise such other powers granted to it in Security Agreement; and

5.	the instructions herein contained cannot be revoked or varied by us without the prior written consent of the Pledgee.

The provisions of this notice shall be governed by Norwegian law.

Please, will you kindly acknowledge receipt of this Notice of Pledge and indicate your receipt thereof by sending to the Pledgee an acknowledgement in the form attached hereto.

Place and date: [●],[●] February 2011

Think Global AS

By:

Name:

Title:

ANNEX

To:	[Bank]

[Dept]

[Address]

Norway

Fax:	+ 47 [●]

Attn:	[●]

[●] February 2011

Dear Sirs,

FORM OF

ACKNOWLEDGEMENT OF PLEDGE OF BANK ACCOUNTS

We refer to a letter dated [●] February 2011 from Think Global AS to ourselves notifying us of the pledge specified therein.

We confirm that:

1.	we acknowledge the terms of the said Notice of Pledge of Bank Accounts;

2.	the pledge of the Bank Accounts, currently comprising the following accounts;

Bank	Account No
[name of bank] [address of bank]	[account no]
[account no]

has been duly registered on such accounts;

3.	we are not aware of any other assignment of, or pledge over, the Bank Accounts; and

4.	we waive any liens or other security interest with regard to the Bank Accounts.

Yours faithfully

[NAME OF ACCOUNT BANK]

By:

Name:

Title:

SCHEDULE 1 B (Think Holdings AS)

To: [Name of debtor]

Attention:

[●] 20__

Dear Sirs,

FORM OF

NOTICE OF PLEDGE OF INTERCOMPANY LOANS

We hereby notify you that by a Security Agreement dated __ February 2011 (the “Security Agreement”) and made in favour of Ener1, INC. as Pledgee (the “Pledgee”):

1.
we have pledged to the Pledgee all our monetary claims against you under any intercompany loans (as defined in the Security Agreement), made by us to you, including but not limited to, any Intercompany Loans set out below;

Description of claim	Original Amount

2.	the pledge shall rank with first priority;

3.
if the Pledgee notifies you that an Enforcement Event (as defined in the Security Agreement) has occurred, you shall pay on the due dates for payment thereof all such moneys as you may become liable to pay to us without any set-off or counterclaim whatsoever being deducted therefrom as instructed by the Pledgee and the Pledgee may exercise such other powers granted to it in Security Agreement; and

4.	the instructions herein contained cannot be revoked or varied by us without the prior written consent of the Pledgee.

The provisions of this notice shall be governed by Norwegian law.

Please, will you kindly acknowledge receipt of this Notice of Pledge and indicate your receipt thereof by sending to the Pledgee an acknowledgement in the form attached hereto.

Place and date: [●],[●]

Think Holdings AS

:

By:

Title:

ANNEX

To:	Ener1, INC.

P. O. Box[●], [●]

[●]

Fax:	+ [●]

Attn:	[●]

[●] 20__

Dear Sirs,

FORM OF

ACKNOWLEDGEMENT OF PLEDGE OF INTERCOMPANY LOANS

We refer to a letter dated [●] 20__ from Think Holdings AS to ourselves notifying us of the pledge specified therein.

We confirm that:

1.	we acknowledge the terms of the said Notice of Pledge of Intercompany Loans;

2.	the pledge of claims, currently comprising claims under the following Intercompany Loans;

Description of claim	Original Amount

3.	we are not aware of any other assignment of, or pledge over, the Intercompany Loans;

4.	we waive any liens or other security interest with regard to Intercompany Loans, including any set-off or counterclaim whatsoever being deducted therefrom.

Yours faithfully

[NAME OF DEBTOR]

By:

Name:

Title:

SCHEDULE 1 B (Think Global AS)

To: [Name of debtor]

Attention:

[●] 20__

Dear Sirs,

FORM OF

NOTICE OF PLEDGE OF INTERCOMPANY LOANS

We hereby notify you that by a Security Agreement dated ___ February 2011 (the “Security Agreement”) and made in favour of Ener1, INC. as Pledgee (the “Pledgee”):

1.
we have pledged to the Pledgee all our monetary claims against you under any intercompany loans (as defined in the Security Agreement), made by us to you, including but not limited to, any Intercompany Loans set out below;

Description of claim	Original Amount

2.	the pledge shall rank with first priority;

3.
if the Pledgee notifies you that an Enforcement Event (as defined in the Security Agreement) has occurred, you shall pay on the due dates for payment thereof all such moneys as you may become liable to pay to us without any set-off or counterclaim whatsoever being deducted therefrom as instructed by the Pledgee and the Pledgee may exercise such other powers granted to it in Security Agreement; and

4.	the instructions herein contained cannot be revoked or varied by us without the prior written consent of the Pledgee.

The provisions of this notice shall be governed by Norwegian law.

Please, will you kindly acknowledge receipt of this Notice of Pledge and indicate your receipt thereof by sending to the Pledgee an acknowledgement in the form attached hereto.

Place and date: [●],[●]

Think Global AS

:

By:

Title:

ANNEX

To:	Ener1, INC.

P. O. Box[●], [●]

[●]

Fax:	+ [●]

Attn:	[●]

[●] 20__

Dear Sirs,

FORM OF

ACKNOWLEDGEMENT OF PLEDGE OF INTERCOMPANY LOANS

We refer to a letter dated [●] 20__ from Think Global AS to ourselves notifying us of the pledge specified therein.

We confirm that:

1.	we acknowledge the terms of the said Notice of Pledge of Intercompany Loans;

2.	the pledge of claims, currently comprising claims under the following Intercompany Loans;

Description of claim	Original Amount

3.	we are not aware of any other assignment of, or pledge over, the Intercompany Loans;

4.	we waive any liens or other security interest with regard to Intercompany Loans, including any set-off or counterclaim whatsoever being deducted therefrom.

Yours faithfully

[NAME OF DEBTOR]

By:

Name:

Title:

SCHEDULE 2

LIST OF BANK ACCOUNTS

	Company name	Bank	Bank Account number
1.
2.
3.
4.
5.
6.
7.

SCHEDULE 3

LIST OF INTERCOMPANY LOANS

Description of Intercompany Loans	Borrower	Original Amount

SCHEDULE 4

FORM OF

PLEDGE OF ACCOUNTS RECEIVABLE

(to be inserted)

SCHEDULE 5

FORM OF

PLEDGE OF INVENTORY

(to be inserted)

SCHEDULE 6

FORM OF

PLEDGE OF MACHINERY AND EQUIPMENT

(to be inserted)

SCHEDULE 7

LIST OF REAL PROPERTY

Land No	Title No	Municipality	Address

SCHEDULE 8

FORM OF

MORTGAGE OVER REAL PROPERTY

(to be inserted)